Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio

March 31, 2019 (unaudited)

Shares		Value*
EXCHANGE-TRADED FUNDS—73.3%
68,334	iShares Core MSCI EAFE	$4,152,657
29,265	iShares Core S&P 500	8,327,649
7,988	iShares iBoxx $ High Yield Corporate Bond	690,722
11,619	iShares iBoxx $ Investment Grade Corporate Bond	1,383,358
23,563	iShares JPMorgan USD Emerging Markets Bond	2,593,344
12,184	iShares TIPS Bond	1,377,645
6,469	iShares U.S. Real Estate Index	563,062
4,280	Vanguard S&P 500	1,110,831

	Total Exchange-Traded Funds (cost—$19,729,526)	20,199,268

Principal Amount (000s)
U.S. TREASURY OBLIGATIONS—23.0%
	U.S. Treasury Bonds,
$675	3.00%, 11/15/44	701,736
350	4.375%, 5/15/41	447,289
550	5.375%, 2/15/31	715,859
	U.S. Treasury Notes,
500	1.125%, 3/31/20	493,906
950	2.00%, 5/31/21	944,656
1,450	2.00%, 10/31/22	1,439,012
1,075	2.25%, 11/15/25	1,070,885
500	2.75%, 2/15/28	514,766

	Total U.S. Treasury Obligations (cost—$6,265,049)	6,328,109

SHORT-TERM INVESTMENTS—2.4%
Repurchase Agreements—2.4%
652	State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $652,027; collateralized by U.S. Treasury Notes, 1.75%, due 5/31/22, valued at $669,751 including accrued interest (cost—$652,000)	652,000

	Total Investments (cost-$26,646,575) (d)—98.7%	27,179,377

	Other assets less liabilities (a)—1.3%	347,110

	Net Assets—100.0%	$27,526,487

Notes to Schedule Investments:

*

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. The Portfolio’s investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated responsibility for applying the valuation methods to the investment manager, Allianz Global Investors U.S. LLC (the “Investment Manager”). The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures adopted by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term investments by the Portfolio having a remaining maturity of 60 days or less will be valued at amortized cost unless the Board of Trustees or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Portfolio may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Portfolio to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Portfolio’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

(a)	Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2019:

Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
5-Year U.S. Treasury Note	6	6/28/19		$600		$695	$7,302
SPI 200 Index	4	6/20/19	AUD	—	(c)	438	(791)
TOPIX Index	3	6/13/19	JPY	30		431	1,341
U.S. Ultra Treasury Bond	4	6/19/19		$400		672	22,055

							$29,907

Short position contracts:
2-Year U.S. Treasury Note	(7)	6/28/19		$(1,400)		$(1,492)	$(6,355)
Euro STOXX 50 Index	(7)	6/21/19	EUR	(—	)(c)	(257)	(4,801)

							$(11,156)

							$18,751

(b)	At March 31, 2019, the Portfolio pledged $385,746 in cash as collateral for futures contracts.

(c)	Notional amount rounds to less than 500.

(d)

At March 31, 2019, the cost basis of portfolio securities for federal income tax purposes was $26,689,120. Gross unrealized appreciation was $921,157; gross unrealized depreciation was $412,149; and net unrealized appreciation was $509,008. The difference between book and tax cost is attributable to differing treatment of bond premium amortization and wash sale loss deferrals.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolio has the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or the Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolio to measure fair value during the three months ended March 31, 2019 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolio generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with accounting principles generally accepted in the United State of America.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at March 31, 2019 in valuing Portfolio’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 3/31/19
Investments in Securities—Assets
Exchange-Traded Funds	$20,199,268	—	—	$20,199,268
U.S. Treasury Obligations	—	$6,328,109	—	6,328,109
Repurchase Agreements	—	652,000	—	652,000

	20,199,268	6,980,109	—	27,179,377

Other Financial Instruments*—Assets
Interest Rate Contracts	29,357	—	—	29,357
Market Price	1,341	—	—	1,341

	30,698	—	—	30,698

Other Financial Instruments*—Liabilities
Interest Rate Contracts	(6,355)	—	—	(6,355)
Market Price	(5,592)	—	—	(5,592)

	(11,947)	—	—	(11,947)

Totals	$20,218,019	$6,980,109	—	$27,198,128

*	Other financial instruments are derivatives, such as futures contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

Glossary:

AUD—Australian Dollar

EUR—Euro

JPY—Japanese Yen

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

TOPIX—Tokyo Stock Price Index